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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-81151


                       SUPPLEMENT TO THE PROSPECTUS OF
                          MORGAN STANLEY DEAN WITTER
                      DEVELOPING GROWTH SECURITIES TRUST
                           DATED NOVEMBER 25, 1998

   The last four sentences in the first paragraph under the subsection entitled "Portfolio Management" in the section of the Prospectus entitled "INVESTMENT OBJECTIVE AND POLICIES" are hereby replaced by the following:

    The Fund is managed within the Investment Manager's Growth Group. Armon Bar-Tur, Vice President of the Investment Manager, has been the primary portfolio manager of the Fund since July 12, 1999. Mr. Bar-Tur has been a portfolio manager with the Investment Manager since October 1996, prior to which time he was a research analyst with Merrill Lynch Asset Management.

July 12, 1999